                                                                    EXHIBIT 99.1





                                                 Financial Statements

                                                     MoreCom, Inc.
                                           (A Development Stage Corporation)

                                                  FOR THE YEARS ENDED
                                            DECEMBER 31, 1999 AND 1998, THE
                                          PERIOD SEPTEMBER 15, 1997 (DATE OF
                                          INCEPTION) TO DECEMBER 31, 1997 AND
                                          THE PERIOD SEPTEMBER 15, 1997 (DATE
                                          OF INCEPTION) TO DECEMBER 31, 1999
                                                      WITH REPORT
                                                OF INDEPENDENT AUDITORS

                                  MoreCom, Inc.
                        (A Development Stage Corporation)

                              Financial Statements

                    For the years ended December 31, 1999 and
                    1998, the period ended September 15, 1997
                  (date of inception) to December 31, 1997 and
                          the period September 15, 1997
                    (date of inception) to December 31, 1999



                                    CONTENTS
Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets.................................................................2
Statements of Operations.......................................................3
Statements of Stockholders' Equity.............................................4
Statements of Cash Flows.......................................................5
Notes to Financial Statements..................................................6


                         Report of Independent Auditors


The Board of Directors
MoreCom, Inc.

We have audited the accompanying balance sheets of MoreCom, Inc. (a development stage corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, the period September 15, 1997 (date of inception) to December 31, 1997 and the period September 15, 1997 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MoreCom, Inc. at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the two years then ended, the period September 15, 1997 (date of inception) to December 31, 1997, and the period September 15, 1997 (date of inception) to December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
March 23, 2000

                                  MoreCom, Inc.
                        (A Development Stage Corporation)

                                 Balance Sheets
                      (in thousands, except per share data)

                                                                      December 31
                                                                  1999             1998
                                                              --------------------------
ASSETS
Current assets:
    Cash and cash equivalents                                 $    7,735      $    1,183
    Other                                                             11              --
Total current assets                                               7,746           1,183

Property and equipment, net                                          379             355
Other                                                                 17              17
                                                              --------------------------
Total assets                                                  $    8,142      $    1,555
                                                              ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:
    Accounts payable                                          $      100      $      123
    Accrued expenses                                                 646              --
                                                              --------------------------
Total current liabilities                                            746             123

Long-term debt                                                       150             135
                                                              --------------------------
Total liabilities                                                    896             258

Stockholders' equity:
    Preferred stock, $.001 par value:
       Authorized shares - 50,000
       Series A: Authorized shares - 2,136
         Issued and outstanding shares - 2,136 and 1,643               2               2
           (liquidation preference of $671 )
       Series B: Authorized shares - 3,965
         Issued and outstanding shares - 3,965 and 3,448               4               3
           (liquidation preference of $1,750)
       Series E: Authorized shares - 667
         Issued and outstanding shares - 667 and 667                   1               1
           (liquidation preference of $500)
       Series F: Authorized shares - 3,589
         Issued and outstanding shares - 3,589 and 0                   4              --
           (liquidation preference of $5,000)
       Series G: Authorized shares - 3,000
         Issued and outstanding shares - 3,000 and 0                   3              --
           (liquidation preference of $5,000 )
    Common stock, $.001 par value:
       Class A: Authorized shares - 97,000
          Issued and outstanding shares - 6,338                        6               6
       Class B: Authorized shares - 3,000
          Issued and outstanding shares - 3,000                        3               3
    Additional paid-in capital                                    13,688           3,691
    Unearned compensation                                            (15)            (30)
    Deficit accumulated during the development stage              (6,450)         (2,379)
                                                              --------------------------
Total stockholders' equity                                         7,246           1,297
                                                              --------------------------
Total liabilities and stockholders' equity                    $    8,142      $    1,555
                                                              ==========================

SEE ACCOMPANYING NOTES.

                                  MoreCom, Inc.
                        (A Development Stage Corporation)

                            Statements of Operations
                                 (in thousands)

                                                                                September 15, 1997    September 15, 1997
                                                                                     (date of              (date of
                                                                                inception) through    inception) through
                                                  Year ended December 31,         December 31,          December 31,
                                                  1999               1998              1997                  1999
                                           -----------------------------------------------------------------------------
Costs and expenses:
    Research and development                 $      2,357      $      1,327      $        153         $      3,837
    General and administrative                      1,804               835               120                2,759
                                           -----------------------------------------------------------------------------
Operating loss                                     (4,161)           (2,162)             (273)              (6,596)

Other income                                           90                51                 5                  146
                                           -----------------------------------------------------------------------------
Net loss                                     $     (4,071)     $     (2,111)     $       (268)        $     (6,450)
                                           =============================================================================

Net loss per common share - basic and
    diluted                                  $      (0.44)     $      (0.26)     $      (0.06)        $      (0.79)
                                           =============================================================================

Weighted average common shares
    outstanding - basic and diluted          $  9,388,000      $  8,063,912      $  4,370,000         $  8,147,297
                                           =============================================================================

SEE ACCOMPANYING NOTES.

                                  MoreCom, Inc.
                        (A Development Stage Corporation)

                        Statement of Stockholders' Equity
                                 (in thousands)

                                                                                  Series A         Series B          Series E
                                                                                 Convertible     Convertible       Convertible
                                                                                  Preferred       Preferred         Preferred
                                                                                    Stock           Stock             Stock
                                                                           ----------------------------------------------------
Balance at September 15, 1997 (date of inception)                          $         --     $         --      $         --
    Issuance of common stock
      4,370 shares at $.001 per share on
        September 15, 1997                                                           --               --                --
    Net loss                                                                         --               --                --
                                                                           ----------------------------------------------------
Balance at December 31, 1997                                                         --               --                --
    Issuance of common stock
      Exchange of 3,000 Shares of Series B for Series A                              --               --                --
      2,730 shares at $.001 per share on February 9, 1998                            --               --                --
      2,238 shares at $.48 per share on June 8, 1998, including 520
        shares issued upon conversion of debt                                        --               --                --
    Issuance of Series A Convertible Preferred Stock                                 --               --                --
      1,643 shares at $.35 per share on January 1, 1998                               2               --                --
    Issuance of Series B Convertible Preferred Stock
      3,448 shares at $.435 per share on January 1, 1998                             --                3                --
    Issuance of Series E Preferred Stock
      667 shares at $.75 per share on August 17, 1998                                --               --                 1
    Issuance of Common Stock Options                                                 --               --                --
    Compensation expense                                                             --               --                --
    Net loss                                                                         --               --                --
                                                                           ----------------------------------------------------
Balance at December 31, 1998                                                          2                3                 1
    Conversion of Series C Preferred Stock Warrants into 493 shares of
        Series A Preferred Stock                                                     --               --                --
    Conversion of Series D Preferred Stock Warrants into 517 shares
        of  Series B Preferred Stock                                                 --                1                --
    Issuance of Series F Preferred Stock
        3,589 shares at $1.389 per share on November 17, 1999                        --               --                --
    Issuance of Series G Preferred Stock
        3,000 shares at $1.667 per share on November 17, 1999                        --               --                --
    Issuance of Common Stock Options                                                 20              (20)               --
    Compensation expense                                                             --               --                --
    Net loss                                                                         --               --                --
                                                                           ====================================================
Balance at December 31, 1999                                               $          2     $          4      $          1


                                                                                 Series F          Series G
                                                                                Convertible      Convertible        Series A
                                                                                 Preferred        Preferred          Common
                                                                                   Stock            Stock            Stock
                                                                           ----------------------------------------------------

Balance at September 15, 1997 (date of inception)                          $         --     $         --     $         --
    Issuance of common stock
      4,370 shares at $.001 per share on
        September 15, 1997                                                           --               --                4
    Net loss                                                                         --               --               --
                                                                           ----------------------------------------------------
Balance at December 31, 1997                                                         --               --                4
    Issuance of common stock
      Exchange of 3,000 Shares of Series B for Series A                              --               --               (3)
      2,730 shares at $.001 per share on February 9, 1998                            --               --                3
      2,238 shares at $.48 per share on June 8, 1998, including 520
        shares issued upon conversion of debt                                        --               --                2
    Issuance of Series A Convertible Preferred Stock                                 --               --               --
      1,643 shares at $.35 per share on January 1, 1998                              --               --               --
    Issuance of Series B Convertible Preferred Stock
      3,448 shares at $.435 per share on January 1, 1998                             --               --               --
    Issuance of Series E Preferred Stock
      667 shares at $.75 per share on August 17, 1998                                --               --               --
    Issuance of Common Stock Options                                                 --               --               --
    Compensation expense                                                             --               --               --
    Net loss                                                                         --               --               --
                                                                           ----------------------------------------------------
Balance at December 31, 1998                                                         --               --                6
    Conversion of Series C Preferred Stock Warrants into 493 shares of
        Series A Preferred Stock                                                     --               --               --
    Conversion of Series D Preferred Stock Warrants into 517 shares
        of  Series B Preferred Stock                                                 --               --               --
    Issuance of Series F Preferred Stock
        3,589 shares at $1.389 per share on November 17, 1999                         4               --               --
    Issuance of Series G Preferred Stock
        3,000 shares at $1.667 per share on November 17, 1999                        --                3               --
    Issuance of Common Stock Options                                                 --
    Compensation expense                                                             --               --               --
    Net loss                                                                         --               --               --
                                                                           ====================================================
Balance at December 31, 1999                                               $          4     $          3     $          6


                                                                                                  Additional
                                                                                 Series B          Paid-In           Unearned
                                                                               Common Stock        Capital         Compensation
                                                                           ----------------------------------------------------

Balance at September 15, 1997 (date of inception)                          $         --     $         --      $         --
    Issuance of common stock
      4,370 shares at $.001 per share on
        September 15, 1997                                                           --               --                --
    Net loss                                                                         --               --                --
                                                                           ----------------------------------------------------
Balance at December 31, 1997                                                         --               --              (268)
    Issuance of common stock
      Exchange of 3,000 Shares of Series B for Series A                               3               --                --
      2,730 shares at $.001 per share on February 9, 1998                            --               --                --
      2,238 shares at $.48 per share on June 8, 1998, including 520
        shares issued upon conversion of debt                                        --            1,072                --
    Issuance of Series A Convertible Preferred Stock
      1,643 shares at $.35 per share on January 1, 1998                              --              573                --
    Issuance of Series B Convertible Preferred Stock
      3,448 shares at $.435 per share on January 1, 1998                             --            1,497                --
    Issuance of Series E Preferred Stock
      667 shares at $.75 per share on August 17, 1998                                --              499                --
    Issuance of Common Stock Options                                                 --               50               (50)
    Compensation expense                                                             --               --                20
    Net loss                                                                         --               --                --
                                                                           ----------------------------------------------------
Balance at December 31, 1998                                                          3            3,691               (30)
    Conversion of Series C Preferred Stock Warrants into 493 shares of
        Series A Preferred Stock                                                     --               --                --
    Conversion of Series D Preferred Stock Warrants into 517 shares
        of  Series B Preferred Stock                                                 --               (1)               --
    Issuance of Series F Preferred Stock
        3,589 shares at $1.389 per share on November 17, 1999                        --            4,981                --
    Issuance of Series G Preferred Stock
        3,000 shares at $1.667 per share on November 17, 1999                        --            4,997                --
    Issuance of Common Stock Options
    Compensation expense                                                             35               --                35
    Net loss                                                                         --               --                --
                                                                           ====================================================
Balance at December 31, 1999                                               $          3     $     13,688      $        (15)

                                                                                  Deficit
                                                                                 Accumulated
                                                                                 During the
                                                                                 Development
                                                                                   Stage              Total
                                                                           --------------------------------

Balance at September 15, 1997 (date of inception)                          $         --      $         --
    Issuance of common stock
      4,370 shares at $.001 per share on
        September 15, 1997                                                           --                 4
    Net loss                                                                       (268)             (268)
                                                                           --------------------------------
Balance at December 31, 1997                                                       (264)
    Issuance of common stock
      Exchange of 3,000 Shares of Series B for Series A                              --                --
      2,730 shares at $.001 per share on February 9, 1998                            --                 3
      2,238 shares at $.48 per share on June 8, 1998, including 520
        shares issued upon conversion of debt                                        --             1,074
    Issuance of Series A Convertible Preferred Stock
      1,643 shares at $.35 per share on January 1, 1998                              --               575
    Issuance of Series B Convertible Preferred Stock
      3,448 shares at $.435 per share on January 1, 1998                             --             1,500
    Issuance of Series E Preferred Stock
      667 shares at $.75 per share on August 17, 1998                                --               500
    Issuance of Common Stock Options                                                 --                --
    Compensation expense                                                             --                20
    Net loss                                                                     (2,111)           (2,111)
                                                                           --------------------------------
Balance at December 31, 1998                                                     (2,379)            1,297
    Conversion of Series C Preferred Stock Warrants into 493 shares of
        Series A Preferred Stock                                                     --                --
    Conversion of Series D Preferred Stock Warrants into 517 shares
        of  Series B Preferred Stock                                                 --                --
    Issuance of Series F Preferred Stock
        3,589 shares at $1.389 per share on November 17, 1999                        --             4,985
    Issuance of Series G Preferred Stock
        3,000 shares at $1.667 per share on November 17, 1999                        --             5,000
    Issuance of Common Stock Options
    Compensation expense
    Net loss                                                                     (4,071)           (4,071)
                                                                           --------------------------------
Balance at December 31, 1999                                               $     (6,450)     $      7,246
                                                                           ================================


SEE ACCOMPANYING NOTES.

                                                       MoreCom, Inc.
                                             (A Development Stage Corporation)

                                                 Statements of Cash Flows
                                           (in thousands, except per share data)

                                                                                                            September 15,
                                                                                         September 15,      1997 (date of
                                                                                         1997 (date of        inception)
                                                                  Year ended              inception)           through
                                                                  December 31,         through December         December
                                                              1999            1998        31, 1997              31, 1999
                                                        ------------------------------------------------------------------
OPERATING ACTIVITIES
Net loss                                                $     (4,071)   $     (2,111)   $       (268)     $     (6,450)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Stock based compensation expense                             35              20              --                55
     Depreciation                                                176              83              37               296
     Changes in assets and liabilities:
           Other current assets                                  (11)             --              --               (11)
           Other assets                                           --              (9)             (8)              (17)
           Accounts payable                                      (23)             65              58               100
           Accrued expenses                                      646              --              --               646
                                                        ------------------------------------------------------------------
Net cash used in operating activities                         (3,248)         (1,952)           (181)           (5,381)
                                                        ------------------------------------------------------------------

INVESTING ACTIVITIES
Purchase of property and equipment                              (200)           (143)            (82)             (425)
                                                        ------------------------------------------------------------------
Net cash used in investing activities                           (200)           (143)            (82)             (425)
                                                        ------------------------------------------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt                                    15             160             550               725
Proceeds from issuance of common stock                            --             827               4               831
Proceeds from issuance of preferred stock, net                 9,985           2,000              --            11,985
                                                        ------------------------------------------------------------------
Net cash provided by financing activities                     10,000           2,987             554            13,541
                                                        ------------------------------------------------------------------

Net increase in cash and equivalents                           6,552             892             291             7,735
Cash and cash equivalents, beginning of period                 1,183             291              --                --
                                                        ------------------------------------------------------------------

Cash and cash equivalents, end of period                $      7,735    $      1,183    $        291      $      7,735
                                                        ==================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Liabilities incurred for property and equipment     $         --    $         --    $        250      $        250
    Conversion of debt to common stock                            --             250              --               250
    Conversion of debt to preferred stock                         --             575              --               575

SEE ACCOMPANYING NOTES.

                                  MoreCom, Inc.
                        (A Development Stage Corporation)
                          Notes to Financial Statements
                                December 31, 1999

1. BUSINESS

DEVELOPMENT STAGE CORPORATION

MoreCom, Inc. (the Company), a development stage corporation, was incorporated in Pennsylvania on September 15, 1997 to provide the technology and products to integrate entertainment quality digital video with internet content on television sets. While principal operations have commenced, there has not been any revenue derived from such operations. The majority of the Company's efforts have been devoted to research and development, raising capital, and recruiting personnel.

2. ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment has been recorded at cost and is being depreciated on the straight-line basis over estimated useful lives of three to five years.

ADVERTISING COSTS

Costs related to advertising are charged to expense as incurred. Advertising expense was approximately $549,000, $91,000 and $0 for the years ended December 31, 1999 and 1998 and for the period September 15, 1997 to December 31, 1997.

RESEARCH AND DEVELOPMENT

Research and development costs including software development costs are expensed as incurred, as the Company's technology has not yet reached technological feasibility.

ACCOUNTING FOR STOCK-BASED COMPENSATION

Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION," (SFAS No. 123) provides companies with a choice to follow the provisions of SFAS No. 123 in determination of stock-based compensation expenses or to continue with the provisions of Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, (APB No. 25). The Company continues to follow APB No. 25 and has provided pro forma disclosures as required by SFAS No. 123.

NET LOSS PER SHARE

Basic net loss per common share is calculated by dividing net loss by weighted average number of common shares outstanding for the period. Diluted net loss per common share reflects the potential dilution of securities by including other common stock equivalents, including stock options, convertible preferred stock and warrants to purchase common stock in the weighted average number of common shares outstanding for the period, if dilutive. Due to their anti-dilutive effect, dilutive securities were excluded from the computation of diluted net loss per common share for the years ended December 31, 1999 and 1998, the period September 15, 1997 (date of inception) to December 31, 1997 and the period September 15, 1997 (date of inception) to December 31, 1999.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company has the following financial instruments: cash and cash equivalents, accounts payable, accrued expenses and notes payable. The carrying value of these instruments approximates their fair value.

3. PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following:

                                                       December 31,
                                                   1999           1998
                                                 ------------------------
                                                     (in thousands)
Equipment                                        $  654         $  457
Furniture and Fixtures                               21             18
                                                 ------------------------
                                                    675            475
Less accumulated depreciation and amortization      296            120
                                                 ------------------------
                                                 $  379         $  355
                                                 ========================

4. LONG-TERM DEBT

In March 1998, the Company executed a note payable with the Ben Franklin Technology Center ("BFTC") that provided funds for the Company under the emerging company investment funding program. The BFTC approved the disbursement of $150,000 in funds for the Company's development of software and hardware.

The note payable requires the Company to pay 3% of revenues up to a cumulative repayment amount for each year with a maximum cumulative repayment of $450,000 through April 1, 2006. At any time during the repayment period, the Company can prepay all of its obligations related to the BFTC note payable by paying the original $150,000 funding, plus the cumulative repayment amount for the year during which the prepayment occurs less all prior repayments. If the Company were to retire the note before April 1, 2000, they would be required to pay $161,000.

To secure the note payable, the Company has granted the BFTC a first security interest and first lien on the Company's technology.

5. CONVERTIBLE PREFERRED STOCK

The principal terms of each outstanding series of convertible Preferred Stock are similar in nature, unless disclosed in this note. If and when Common Stock dividends are declared by the Board of Directors of the Company, holders of the Preferred Stock will be entitled to receive dividends based on the number of shares of Common Stock that the Preferred Stock are convertible into. All dividends declared upon the Preferred Stock will be declared pro rata for the Common Stock, based on the number of shares of Common Stock into which shares of Preferred Stock may be converted. In the event of any liquidation, dissolution or winding up of the affairs of the Company, holders of the Series F and G Preferred Stock will receive the original issuance price and have preference over all other stockholders, including the holders of the Series A, B and E Preferred Stock. The Series A and B Preferred Stock will be entitled to receive an amount equal to the original issuance price plus 8% per annum compounded annually, from the original issuance date. Holders of the Series E Preferred Stock will be entitled to receive the original issuance price without the 8% preference. Thereafter, the holders of the Preferred Stock will participate in the distribution of the remaining assets of the Company on a pro rata basis with Common Stockholders based on the number of shares of Common Stock that the Preferred Stock are convertible into. If the total amount distributed exceeds 300% of the original issuance price, the preference will not be paid with respect to any such series of Preferred Stock. If amounts for distribution are not sufficient to pay the preferences, then assets will be distributed to the holders of the Series F and G Preferred Stock on a pro rata basis.

Each share of Preferred Stock shall vote as one class with the holders of Common Stock, based upon the number of shares of Common Stock into which such shares of Preferred Stock may be converted. The holders of the Series A and B Preferred Stock are entitled to elect two members of the Board of Directors; the holders of the Series G Preferred Stock are entitled to elect one director; the holders of Common Stock are entitled to elect four directors. The holders of the Series E and F Preferred Stock do not participate in the election of directors of the Company. In connection with the issuance of the Series A and Series B Preferred Stock in 1998, the Company issued warrants to purchase shares of Series C and Series D Preferred Stock. In 1999 the warrants were exchanged for 493,000 and 517,000 shares of Series A and Series B Preferred Stock, respectively. The holders of the Preferred Stock have the right at any time to convert their shares into Class A Common Stock at the rate of one share of common for each share of Preferred Stock. Upon the consummation of a public offering of shares of Common Stock of the Company generating net proceeds to the Company of at least $8 million and reflecting an entity valuation of at least $40 million, all shares of Preferred Stock then outstanding will automatically be converted into shares of Common Stock.

6. STOCK OPTIONS

The Company adopted a stock option plan (the "Plan") effective January 21, 1998 whereby stock options to purchase shares of the Company's common stock may be granted to employees, directors and consultants. The Plan is administered by the Plan Administration Committee (the Committee), a sub-committee of the Board of Directors. The Committee determines the number, exercise price and vesting period of options granted under the Plan.

Current outstanding options generally vest over periods ranging from the grant date to four years. Options become exercisable either upon vesting or upon the earlier to occur of the closing of an initial public offering, 10 years from the date of grant or a change in control, as defined in the Plan. Upon termination of employment, non-vested options expire. Vested options expire 10 years from the date of grant if not exercised.

Pro forma information regarding net income as if the Company had accounted for its employee stock options under the fair value method is required by SFAS 123. The fair value of the options was estimated at the date of grant using the minimum value method option pricing model with the following weighted average assumptions for 1999 and 1998: risk free interest rate of 6%; a dividend yield of 0%, and a weighted average expected life of the options of 4 years.

The minimum value method option pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair market value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. Had 1999 and 1998 compensation costs for the Company's stock option plan been determined in accordance with the methodology of SFAS 123, the impact on the Company's financial results would have been an increase to the net loss and the net loss per common share of $21,000 and $31,000 and $- and $.01 for the years ended December 31, 1999 and 1998, respectively.

Of the options granted during 1998 and 1999, 130,000 and 45,000, respectively, were issued to non-employee advisors. The fair value of these options of $50,000 and $20,000 was recorded as deferred compensation in 1998 and 1999, respectively, and is being amortized over the two-year vesting period. Compensation expense of $35,000 and $20,000 was recorded in 1999 and 1998, respectively.

The following table summarizes all stock option activity under the Plan:

                                                  Common Shares
                                                  under Options             Option
                                                     Granted               Price per
                                                                             Share
                                                  --------------        --------------
Balance at January 1, 1998                                  -                        -
Granted - 1998                                      1,441,000            0.01 - 0.75
Exercised - 1998                                            -                        -
Canceled - 1998                                       (47,000)           0.10
                                                  --------------        --------------
Outstanding at December 31, 1998                    1,394,000            0.01 - 0.75
Granted - 1999                                        936,700            0.75 - 1.67
Exercised - 1999                                            -                        -
Canceled - 1999                                      (375,000)           0.01 - 0.75
                                                  --------------        --------------
Outstanding at December 31, 1999                    1,955,700           $0.01 - 1.67
                                                  ==============        ==============
Exercisable at December 31, 1999                      404,750
                                                  ==============
Available for grant at December 31, 1999            1,044,300
                                                  ==============

The weighted average exercise price for options granted at December 31, 1998 was $0.29. The weighted average exercise price of options granted during 1999 was $0.88.

Stock options outstanding at December 31, 1999 under the Plan are summarized as follows:

                                  Outstanding                Weighted            Weighted Average
      Range of Exercise           Options at             Average Remaining           Exercise
           Prices              December 31, 1999         Contractual Life             Prices
----------------------------------------------------------------------------------------------------
   $0.01 - $1.67                    1,955,700                   8.5                    $0.51

7. COMMON STOCK

The rights and attributes of each share of Class A and Class B Common Stock are identical except the holders of Class A Stock have one vote per share while the holders of Class B Stock have two votes per share.

At December 31, 1999, the Company has authorized the following shares of Common Stock for issuance upon conversion of Preferred Stock and exercise of options:

                                     (in thousands)
     Series A Preferred Stock                                       2,136
     Series B Preferred Stock                                       3,965
     Series E Preferred Stock                                         667
     Series F Preferred Stock                                       3,589
     Series G Preferred Stock                                       3,000
     Common Stock Options Outstanding                               1,956
     Common Stock Options Available for Grant                       1,044
                                                                --------------
     Total shares of authorized Common Stock reserved              16,357
                                                                ==============

8. COMMITMENTS

The Company leases its office facility under an operating lease which expires on May 31, 2001. Minimum annual rentals, including operating expenses, are $191,000 and $80,000 for the years ended December 31, 2000 and 2001, respectively.

9. INCOME TAXES

The Company has approximately $6.4 million of net operating loss carry forwards, resulting in a deferred tax asset of $2.5 million. The Company has provided a full valuation allowance at December 31, 1999 against the deferred tax asset, as recoverability is uncertain. The carry forwards expire in various years through 2019.

The timing and manner in which the Company can utilize operating loss carry forwards and future tax deductions in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations. Such limitation may have an impact on the ultimate timing and realization of its carry forwards and future tax deductions.

10. EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE AUDITORS' REPORT

On March 27, 2000, the Company entered in a Plan and Agreement of Reorganization (the "Merger Agreement") with a wholly-owned subsidiary of Liberate Technologies ("Liberate"), which was completed on June 22, 2000. Pursuant to the Merger Agreement, each issued and outstanding share of common and preferred stock of the Company was converted into 0.31252641 shares of common stock of Liberate. In addition, each outstanding option to purchase shares of the Company's common stock under the Plan was assumed by Liberate. MoreCom is the surviving entity in the merger and continues as a wholly-owned subsidiary of Liberate.

                                                 FINANCIAL STATEMENTS

                                                     MORECOM, INC.
                                           (A DEVELOPMENT STAGE CORPORATION)

                                           AS OF MARCH 31, 2000 AND FOR THE
                                          THREE MONTH PERIODS ENDED MARCH 31,
                                             2000 AND 1999 AND THE PERIOD
                                              SEPTEMBER 15, 1997 (DATE OF
                                             INCEPTION) TO MARCH 31, 2000

                                  MORECOM, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                              FINANCIAL STATEMENTS

                     As of March 31, 2000 and for the three
                     month periods ended March 31, 2000 and
                     1999, and the period September 15, 1997
                      (date of inception) to March 31, 2000

                                    CONTENTS

Balance Sheet (unaudited)......................................................1
Statements of Operations (unaudited)...........................................2
Statements of Cash Flows (unaudited)...........................................3
Notes to Financial Statements (unaudited)......................................4

                                  MORECOM, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                                  BALANCE SHEET
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                           March 31, 2000
                                                           --------------
ASSETS
Current assets:
    Cash and cash equivalents                               $      6,230
                                                           --------------
Total current assets                                               6,230

Property and equipment, net                                          422
Other                                                                 17
                                                           --------------
Total assets                                                $      6,669
                                                           ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                        $        129
    Accrued expenses                                                 353
                                                           --------------
Total current liabilities                                            482

                                                           --------------
Total liabilities                                                    482

Stockholders' equity:
    Preferred stock, $.001 par value:
       Authorized shares - 50,000
       Series A: Authorized shares - 2,136
         Issued and outstanding shares - 2,136                         2
           (liquidation preference of $684)
       Series B: Authorized shares - 3,965
         Issued and outstanding shares - 3,965                         4
           (liquidation preference of $1,785)
       Series E: Authorized shares - 667
         Issued and outstanding shares - 667                           1
           (liquidation preference of $500)
       Series F: Authorized shares - 3,589
         Issued and outstanding shares - 3,589                         4
           (liquidation preference of $5,000)
       Series G: Authorized shares - 3,000
         Issued and outstanding shares - 3,000                         3
           (liquidation preference of $5,000 )
    Common stock, $.001 par value:
       Class A: Authorized shares - 97,000
          Issued and outstanding shares - 6,338                        6
       Class B: Authorized shares - 3,000
          Issued and outstanding shares - 3,000                        3
    Additional paid-in capital                                    13,688
    Unearned compensation                                            (11)
    Deficit accumulated during the development stage              (7,513)
                                                           --------------
Total stockholders' equity                                         6,187
                                                           --------------
Total liabilities and stockholders' equity                  $      6,669
                                                           ==============

SEE ACCOMPANYING NOTES.

                                  MoreCom, Inc.
                        (A Development Stage Corporation)

                            Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)

                                                                        September 15, 1997
                                                                             (date of
                                               Three month period       inception) through
                                                 ended March 31,             March 31,
                                             2000              1999             2000
                                        --------------------------------------------------
Costs and expenses:
    Research and development            $        648    $        406    $      4,485
    General and administrative                   500             311           3,259
                                        --------------------------------------------------
Operating loss                                (1,148)           (717)         (7,744)

Other income                                      86               8             232
                                        --------------------------------------------------
Net loss                                $     (1,062)   $       (709)   $     (7,512)
                                        ==================================================

Net loss per common share - basic and
    diluted                             $      (0.11)   $      (0.08)   $      (0.91)
                                        ==================================================

Weighted average common shares
    outstanding - basic and diluted
                                        $  9,338,000    $  9,338,000    $  8,264,058
                                        ==================================================

SEE ACCOMPANYING NOTES.

                                  MoreCom, Inc.
                        (A Development Stage Corporation)
                            Statements of Cash Flows
                                 (in thousands)
                                   (unaudited)

                                                                                           September 15,
                                                                     Three month           1997 (date of
                                                                    period ended            inception)
                                                                      March 31,          through March 31,
                                                                2000            1999           2000
                                                        --------------------------------------------------
OPERATING ACTIVITIES
Net loss                                                $     (1,062)   $       (709)   $     (7,512)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Stock based compensation expense                             --              35              59
     Depreciation                                                 58              40             354
     Changes in assets and liabilities:
          Other current assets                                    11             (11)             --
          Other assets                                            --              --             (17)
          Accounts payable                                        29             (50)            129
          Accrued expenses                                      (293)            102             353
                                                        --------------------------------------------------
Net cash used in operating activities                         (1,253)           (623)         (6,634)
                                                        --------------------------------------------------

INVESTING ACTIVITIES
Purchase of property and equipment                              (102)            (14)           (527)
                                                        --------------------------------------------------
Net cash used in investing activities                           (102)            (14)           (527)
                                                        --------------------------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt                                    --              --             725
Repayment of debt                                               (150)             --            (150)
Proceeds from issuance of common stock                            --              --             831
Proceeds from issuance of preferred stock, net                    --              --          11,985
                                                        --------------------------------------------------
Net cash provided by (used in) financing activities             (150)             --          13,391
                                                        --------------------------------------------------

Net increase(decrease) in cash and equivalents                (1,505)           (637)          6,230

Cash and cash equivalents, beginning of period                 7,735           1,183              --

                                                        --------------------------------------------------
Cash and cash equivalents, end of period                $      6,230    $        546    $      6,230
                                                        ==================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Liabilities incurred for property and equipment     $         --    $         --    $        250
    Conversion of debt to common stock                            --              --             250
    Conversion of debt to preferred stock                         --              --             575
SEE ACCOMPANYING NOTES

                                  MoreCom, Inc.
                        (A Development Stage Corporation)
                          Notes to Financial Statements
                                 March 31, 2000

1. BUSINESS

DEVELOPMENT STAGE CORPORATION

MoreCom, Inc. (the Company), a development stage corporation, was incorporated in Pennsylvania on September 15, 1997 to provide the technology and products to integrate entertainment quality digital video with internet content on television sets. While principal operations have commenced, there has not been any revenue derived from such operations. The majority of the Company's efforts have been devoted to research and development, raising capital, and recruiting personnel.

2. ACCOUNTING POLICIES

INTERIM FINANCIAL STATEMENTS (UNAUDITED)

The accompanying financial statements as of March 31, 2000 and for three month periods ended March 31, 1999 and 2000 have been prepared in accordance with generally accepted accounting principles for interim financial information pursuant to the rules and regulations of the SEC. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for fair presentation of the Company's financial position at March 31, 2000 and its operations and cash flows for three month periods ended March 31, 1999 and 2000 have been included. Operating results for the three month period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NET LOSS PER SHARE

Basic net loss per common share is calculated by dividing net loss by weighted average number of common shares outstanding for the period. Diluted net loss per common share reflects the potential dilution of securities by including other common stock equivalents, including stock options, convertible preferred stock and warrants to purchase common stock in the weighted average number of common shares outstanding for the period, if dilutive. Due to their anti-dilutive effect, dilutive securities were excluded from the computation of diluted net loss per common share for the three month periods ended March 31, 2000 and 1999 and the period September 15, 1997 (date of inception) to March 31, 2000.

3. PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following:

                                                                   March 31,
                                                                     2000
                                                              ------------------
                                                              (in thousands)
Equipment                                                          $   753
Furniture and Fixtures                                                  23
                                                              ------------------
                                                                       776
Less accumulated depreciation and amortization                         354
                                                              ------------------
                                                                   $   422
                                                              ==================

4. LONG-TERM DEBT

In March 1998, the Company executed a note payable with the Ben Franklin Technology Center ("BFTC") that provided funds for the Company under the emerging company investment funding program. The BFTC approved the disbursement of $150,000 in funds for the Company's development of software and hardware. On March 24, 2000, the Company repaid the note in full.

5. MERGER AGREEMENT

On March 27, 2000, the Company entered in a Plan and Agreement of Reorganization (the "Merger Agreement") with a wholly-owned subsidiary of Liberate Technologies ("Liberate"), which was completed on June 22, 2000. Pursuant to the Merger Agreement, each issued and outstanding share of common and preferred stock of the Company was converted into 0.31252641 shares of common stock of Liberate. In addition, each outstanding option to purchase shares of the Company's common stock under the Plan was assumed by Liberate. MoreCom is the surviving entity in the merger and continues as a wholly-owned subsidiary of Liberate.